UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of Report: November 8, 2007

                             SUN RIVER ENERGY, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

Colorado                                            0-29670
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(State or other jurisdiction of                   (Commission File
     incorporation)                                Number)

                                   84-1491159
                                   ----------
                      (IRS Employer Identification Number)

             10200 W. 44th Ave, Suite 200 E., Wheat Ridge, CO 80033
             ------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                 (303)-940-2090
                                 --------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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 SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
-------------------------------------------------

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     The Federated Energy Agreement, to acquire an Oklahoma waterflood project, has been cancelled due to lack of financing required by the agreement. The parties are exploring alternative ways to to carry out a business venture for the project.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              SUN RIVER ENERGY, INC.



                                              By:   /s/Wesley Whiting
                                                    -----------------
                                                       Wesley Whiting, President


 Date: November 8, 2007